Somerset Exchange Fund

Annual Report
December 31, 1997


                              Somerset Exchange Fund, December 31, 1997
DEAR SHAREHOLDER

Although significantly higher levels of volatility became a characteristic of the US equity market during the second half of 1997, the year ended December 31, 1997 became the third straight year in which the unmanaged Standard & Poor's 500 Index (S&P 500) produced a total return in excess of 20%. From a longer-term perspective, 1997 became the seventh straight year in which the S&P 500 produced positive total returns. The market's recent fluctuations have, to some extent, overshadowed the exceptional performance of the US equity market over the last three years. For the three-year period ended December 31, 1997, the S&P 500 Index had a total return of +125.56%. Somerset Exchange Fund began operations on July 11, 1996, the mid-point of this remarkable three-year stretch. As such, the total returns produced by the Fund have been quite generous as well. Many of the Fund's holdings performed extraordinarily well in 1997, and provided the intended diversification to the Fund's shareholders which served to offset the severe setbacks suffered by other Fund holdings. The Fund's net asset value per share increased from $516.04 on December 31, 1996 to $692.47 on December 31, 1997. (The Fund's net asset value has been calculated without the discount, since the discounting process was eliminated during the 12-month period ended December 31, 1997.) The Fund's total return for the six months ended December 31, 1997 was +13.99%, compared to the +10.59% total return for the S&P 500 for the same period.
The Fund's total return for 1997 was +34.19%, which actually exceeded the +33.36% total return of the S&P 500. Since inception (July 11, 1996) through December 31, 1997, the Fund had a total return of +37.66%, compared to the +54.56% total return for the S&P 500 for the same period.

The third quarter of 1997 continued the remarkable string of returns that had been produced by the Fund in May and June. For the three months from May through July, the Fund produced monthly total returns of +7.09%, +7.70% and +8.74%, respectively, the Fund's three best months of operation. The last five months of 1997 were a much more tenuous period for the Fund, as well as for the market as a whole. Concerns regarding incipient inflationary pressures and faster-than-expected economic growth, coupled with the unraveling financial and currency markets in Asia, produced some extraordinarily volatile days and weeks during the latter part of 1997. As inflationary concerns abated in September, the Fund had a monthly total return of +6.33%. However, the full impact of the Asian crisis was felt in the United States during October, culminating in the biggest one-day point declines in history for both the Dow Jones Industrial Average and S&P 500 on October 27. Although the S&P 500 lost nearly 65 points that day, the rebound on the following day saw the Index regain much of that loss, as the S&P 500 climbed by nearly 45 points, and posted only a modest loss of 3.30% for the month of October. The Fund had a total return of -3.56% for October. Concerns regarding the situation in Asia appeared to be muted during November, and this momentum continued into December as long-term interest rates continued their descent toward, and finally through, the 6% level. With the background of a strong bond market rally, the overall US equity market continued its upward surge in December, and the Fund produced a total return of +4.15%.

Portfolio Matters
Net assets in Somerset Exchange Fund increased from $93.4 million on June 30, 1997 to $106.3 million on December 31, 1997. Part of the increase in the Fund's net asset value between the end of 1996 and July 11, 1997 was the elimination of the discount which had been applied to the prices of the restricted securities prior to that date. On December 31, 1996, the Fund's discounted net asset value per share was quoted at a 4.08% discount to the non-discounted net asset value. This discount was phased out, so that by July 11, 1997 the discount was entirely eliminated. Therefore, by July 31, 1997 the Fund had fully recouped the 4.08% discount that had been applied to the restricted securities at the end of 1996.

During the second half of 1997, the Fund's holdings of common stocks increased in value from $94.1 million to $106.2 million. During the third quarter, gains in the Fund's equity portfolio were very broad-based, as advancing stocks outnumbered declining stocks by a three-to-one ratio. In the third quarter, the Fund's overall performance was powered by stocks such as COMPAQ Computer Corp. (+88%), Pinnacle Systems, Inc. (+71%), John Alden Financial Corporation (+48%), Caliber Systems, Inc. (+46%), Commonwealth Telephone Enterprises, Inc. (+43%) and Watson Pharmaceuticals Inc. (+41%). This broad advance was not repeated in the fourth quarter because many of the Fund's technology stocks and smaller-capitalization holdings were under severe pressure. Imation Corp., Informix Corp., 3Com Corporation, COMPAQ Computer Corp., Intel Corporation, Stratus Computer Inc., Motorola, Inc. and NCR Corporation all fell by at least 20% during the fourth quarter, as advancing stocks were roughly equal in number to declining stocks.

Among the best-performing stocks in the Fund during the second half of 1997 were AT&T Corp., H. F. Ahmanson & Company, Watson Pharmaceuticals, Inc., CCB Financial Corp., Northern Trust Corporation, World Fuel Services Corp., Pinnacle Systems, Inc., and COMPAQ Computer Corp., all of which advanced by at least 40% during this six-month period.

Among the worst-performing stocks in the Fund during the second half of 1997 was Mercury Finance Company, which was beset by allegations of financial fraud during the early part of 1997 when its market value plunged by 90%. Boston Chicken, Inc. has seen its market value drop by roughly 75% since early 1997, as its earnings continually fell short of analyst expectations. Other stocks that were under pressure during the latter part of 1997 were Informix Corp., Airgas, Inc., Cerplex Goup, Inc., Smart & Final, Inc. and St. Johns Knit, Inc. Each of these stocks had declined by at least 25% during the six-month period ended December 31, 1997. Fortunately, many of the Fund's worst-performing stocks were among its most lightly weighted positions. Mercury Finance Company, Informix Corp. and Cerplex Group, Inc. combined amounted to roughly .25% of the portfolio's equity value at June 30, 1997. Therefore, the continuing poor performance of these companies has had little impact on the overall performance of the Fund. The equity portfolio's 12.9% appreciation during the last half of 1997 compares very favorably with the price performance of the S&P 500, which advanced by 9.6% in this period.

At year-end 1997, the Fund's largest common stock holdings were Watson Pharmaceuticals Inc., MedPartners/Mulliken, Inc., UST, Inc., Ahmanson (H.F.) & Company and HealthSouth Corporation. Collectively, these five holdings were valued at $20,626,532, or 19.4% of the common stock portfolio.

Several changes to the composition of the Fund's equity portfolio occurred during the last half of 1997, a result of mergers and acquisitions involving its constituents. Community Care of America Inc., of which the Fund held 35,000 shares, was the target of an all-cash takeover during the third quarter of 1997. On September 26, 1997, Integrated Health Services closed its $4 per share takeover of Community Care, prior to which the shares were transferred back to the contributing shareholder. Also in the third quarter of the year, Anuhco Inc. changed its name to TransFinancial Holdings, Inc., OccuSystems Inc. was acquired by Concentra Managed Care Inc. in a one-for-one share swap (so that 36,145 shares of OccuSystems were converted into 36,145 shares of Concentra), Student Loan Marketing Association completed its reorganization, where shares of the Government-sponsored organization were converted on a one-for-one basis into shares of the new Delaware-chartered holding company, SLM Holding Corp., and 26,637 shares of Citizens Utilities Company Class A shares were converted on a one-for-one basis into Class B shares of the company.

A major restructuring of C-TEC Corp., of which the Fund held 35,000 shares, occurred on October 1, 1997. In this complex reorganization, shareholders of C-TEC Corp. received one share of RCN Corp. for every share of C-TEC held and one share of Cable Michigan Inc. for every four shares of C-TEC held. Shares of the original company were then converted on a 4:5 basis into Commonwealth Telephone Enterprises, Inc. Thus, the original 35,000 shares of C-TEC held by the Fund resulted in the new positions of 35,000 shares of RCN Corp., 8,750 shares of Cable Michigan Inc. and 23,333 shares of Commonwealth Telephone Enterprises,
Inc. Also completed during the fourth quarter was the merger between CMS/Horizon Healthcare Corp. and HealthSouth Corp. In the transaction completed on October 30, 1997, each share of CMS/Horizon Healthcare was converted into .843 shares of HealthSouth. For the Fund, its 68,451 shares of CMS/Horizon Healthcare were converted into 57,730 shares of HealthSouth Corp. Combined with its existing position of 56,000 shares, the Fund holds 113,730 shares of HealthSouth Corp., which has become the fifth highest weighting in the Fund. Apria Healthcare Group, Inc. had been the target of a cash plus stock takeover bid valued at approximately $18 per share, but ultimately declined the offer and continued to pursue other merger or acquisition options.

One of the Fund's primary sources of income is the quarterly dividend paid by the two preferred stocks, Banesto Holdings Corp. 10.50% (476,786 shares with a quarterly dividend of $0.65625 per share) and Indosuez Holdings S.C.A. 10.375% (379,000 shares with a quarterly dividend of $0.64844 per share). During 1997, the Fund received a total of $2,234,598 in cash from preferred stock dividends. The combined dollar value of the two preferred stocks on June 30, 1997 was $25,322,063, and their combined value on December 31, 1997 was $26,191,590, an increase of $869,527 during the last six months of the year. This was a reflection of the strong rally in the US Treasury bond market during this period. Total dividend income from the Fund's common stock portfolio (plus American depositary receipts) was $1,083,859.

At the Fund's inception (July 11, 1996), two loans were initiated in order for the Fund to purchase the $24 million in preferred stock as well as pay its initial expenses: $25 million was borrowed based upon the three-month London Interbank Offered Rate (LIBOR), and $3 million was borrowed on the one-year LIBOR rate. The $25 million loan has been rolled over quarterly since inception, but sufficient cash balances were available to allow the Fund to pay down $2 million of the $3 million annual loan on July 11, 1997, its one-year anniversary. The remaining $1 million was reset, based upon the prevailing one-year LIBOR rate of 6.63125% (6.03125% plus 0.60% margin), which represented a 0.22%
reduction from the prior annual rate. The $2 million reduction of the 12-month loan will save the Fund $132,625 in interest expense during the next year. However, the $2 million will still be available to the Fund should its borrowing needs increase, and the Fund will pay an additional $2,000 as a commitment fee (0.10% annually) on the unused portion of the loan facility, which has been increased from $7 million to $9 million. At the most recent reset date of October 14, 1997, the $25 million loan was rolled over with the interest rate left unchanged at 5.75% (a 0.60% margin is paid on the loan as well).

The fixed-for-floating-rate swap agreements entered into with Goldman Sachs Financial Products (GSFP), on a notional amount of $24 million whereby the Fund pays a fixed rate of 6.89% (annualized) and receives payments based on the prevailing three-month LIBOR rate, are still in place. Both the $25 million loan facility and the interest-rate swap agreements are reset on a quarterly basis, and both have shown similar rate adjustments at each reset period. At the October 15, 1997 reset of the swap, the rate the Fund received from GSFP increased to 5.75781%, effectively identical to the interest rate charged on the three-month loan. Thus, the interest rate swaps are accomplishing their intended goal of insulating the Fund from changes in the interest rate being charged on its borrowed funds. However, interest rate swaps do not insulate the Fund from changes in the value of its preferred stock holdings, which may fluctuate as a result of changes in interest rates or other factors.

In Conclusion
We thank you for your investment in Somerset Exchange Fund, and we look forward to sharing our investment outlook with you in our semi-annual 1998 report to shareholders.

Sincerely,

/S/TERRY K. GLENN
Terry K. Glenn
President

/S/ERIC S. MITOFSKY
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

February 18, 1998




                                                                                    Somerset Exchange Fund, December 31, 1997
SCHEDULE OF INVESTMENTS
                                                                                                                    Percent
Common Stock                                                                                Shares      Value          of
Sectors             Industries                           Investments                         Held     (Note 1a)    Net Assets

Basic Materials     Aluminum                +MAXXAM Inc.                                    64,000    $2,792,000       2.6%

                    Chemicals                duPont (E.I.) de Nemours & Co.                 40,000     2,402,500       2.3

                    Chemicals -- Diverse    +Airgas, Inc.                                   24,000       336,000       0.3

                    Paper & Forest Products  Longview Fibre Company                         29,140       442,564       0.4

Broadcasting        Utilities --            +Cable Michigan, Inc.                            8,750       199,063       0.2
                    Telecommunications

Capital Goods       Electrical Equipment     AFC Cable Systems, Inc.                        25,000       743,750       0.7
                                             General Electric Co.                           27,942     2,050,244       1.9
                                             Honeywell, Inc.                                 5,715       391,478       0.4

                    Engineering &           +Jacobs Engineering Group, Inc.                 77,250     1,960,219       1.8
                    Construction

                    Manufacturing            Dover Corporation                              13,800       498,525       0.5

                    Pollution Control        World Fuel Services Corp.                      69,000     1,449,000       1.4

Consumer Cyclicals  Auto Parts               Bandag, Inc. (Class A)                          6,200       296,825       0.3

                    Entertainment           +Pinnacle Systems, Inc.                         60,000     1,462,500       1.4
                                             Walt Disney Company (The)                      29,000     2,872,813       2.7

                    Hotel/Motel             +Harrah's Entertainment, Inc.                   40,000       755,000       0.7

                    Household Furniture      Bassett Furniture Industries, Inc.             12,000       360,000       0.3
                    & Appliances             Leggett & Platt, Inc.                          43,000     1,800,625       1.7

                    Leisure Time            +Grand Casinos, Inc.                            61,300       835,212       0.8

                    Office Equipment         Ikon Office Solutions, Inc.                    10,000       281,250       0.3
                    & Supplies               Unisource Worldwide, Inc.                       5,000        71,250       0.1

                    Publishing -- Newspaper  Times Mirror Co. (Series A)                    11,330       696,795       0.7

                    Restaurants              Bob Evans Farms, Inc.                          50,000     1,106,250       1.0
                                            +Boston Chicken, Inc.                           30,000       193,125       0.2
                                             Darden Restaurants, Inc.                       18,605       232,562       0.2
                                             McDonald's Corporation                          4,255       203,176       0.2
                                            +Rainforest Cafe, Inc.                          15,000       495,000       0.5

                    Retail -- General        Casey's General Stores, Inc.                   15,000       380,625       0.4
                    Merchandise

                    Retail -- Specialty      Amplicon, Inc.                                125,000     2,062,500       1.9
                                            +Office Depot, Inc.                             48,000     1,149,000       1.1
                                             Regis Corp.                                    20,000       502,500       0.5
                                            +Sunglass Hut International, Inc.               12,000        75,750       0.1

                    Specialized Services    +AccuStaff, Inc.                                30,600       703,800       0.7
                                            +Catalina Marketing Corporation                 23,000     1,063,750       1.0
                                             Service Corporation International              12,000       443,250       0.4
                                             Servicemaster Company                          55,012     1,609,101       1.5

                    Textiles -- Apparel      Russell Corporation                            19,900       528,594       0.5
                    Manufacturing            St. John Knits, Inc.                           59,954     2,398,160       2.3

Consumer Staples    Beverages -- Soft Drink  Coca-Cola Co. (The)                            13,800       919,425       0.9
                                             PanAmerican Beverages, Inc. (Class A)          28,000       913,500       0.9

                    Foods                    Archer-Daniels-Midland Company                 11,428       247,845       0.2
                                             General Mills, Inc.                             4,000       286,500       0.3
                                             Heinz (H.J.) Company                           16,200       823,162       0.8
                                             Ralston Purina Company                          6,000       557,625       0.5

                    Household Products       Procter & Gamble Company (The)                 22,162     1,768,805       1.7

                    Retail -- Food Chains    Albertson's, Inc.                               7,500       355,312       0.3
                                            +Safeway Inc.                                   12,000       759,000       0.7
                                             Smart & Final, Inc.                            60,000     1,080,000       1.0

                    Tobacco                  Philip Morris Companies, Inc.                  41,013     1,858,402       1.7
                                             UST, Inc.                                     100,000     3,693,750       3.5
Energy              Oil -- International     Exxon Corp.                                    33,000     2,019,187       1.9

Healthcare          Healthcare --            Abbott Laboratories                            37,685     2,470,723       2.3
                    Diversified              Johnson & Johnson                              19,600     1,291,150       1.2
                                             Warner-Lambert Company                          5,500       682,000       0.6

                    Healthcare -- Drugs      Pfizer, Inc.                                   20,400     1,521,075       1.4
                                            +Watson Pharmaceuticals, Inc.                  200,000     6,487,500       6.1

                    Healthcare -- HMOs      +Medpartners/Mullikin, Inc.                    175,000     3,915,625       3.7
                                            +Mid Atlantic Medical Services, Inc.            21,240       270,810       0.3

                    Healthcare --           +Apria Healthcare Group, Inc.                   39,060       524,869       0.5
                    Miscellaneous           +Concentra Managed Care Inc.                    36,145     1,219,894       1.1
                                            +Exogen, Inc.                                   35,000       140,000       0.1
                                            +HEALTHSOUTH Corporation                       113,730     3,156,007       3.0
                                            +HEARx, Ltd.                                    60,000        93,750       0.1

                    Hospital Management     +Tenet Healthcare Corp.                         25,000       828,125       0.8

                    Medical Products        +Saint Jude Medical, Inc.                       50,000     1,525,000       1.4

Interest Rate       Banks -- Money Center    Chase Manhattan Corp.                           5,000       547,500       0.5
Sensitive
                    Banks -- Regional        First Union Corporation                         8,400       430,500       0.4
                                             Northern Trust Corporation                     18,900     1,318,275       1.2
                                             PNC Bank Corp.                                 18,860     1,076,199       1.0
                                             Wells Fargo & Company                           2,100       712,819       0.7

                    Financial --             Banc One Corporation                           34,956     1,898,548       1.8
                    Miscellaneous            Forest City Enterprises, Inc.                  33,000     1,918,125       1.8
                                            +Mercury Finance Company                        37,000        23,125       0.0
                                             SLM Holding Corp.                               4,110       571,804       0.5

                    Insurance -- Brokers     Marsh & McLennan Companies, Inc.                8,800       656,150       0.6

                    Insurance -- Life        John Alden Financial Corporation               11,536       276,864       0.3

                    Insurance -- Multiline   American International Group, Inc.              7,522       818,017       0.8

                    Insurance -- Property    Commerce Group, Inc.                           50,000     1,631,250       1.5

                    Savings & Loan           Ahmanson (H.F.) & Company                      50,400     3,373,650       3.2
                                             CCB Financial Corp.                             6,643       714,122       0.7

Miscellaneous       Miscellaneous           +Imation Corp.                                     286         4,576       0.0
                                             Minnesota Mining & Manufacturing Company        2,860       234,699       0.2

Technology          Communication           +WorldCom, Inc.                                 19,269       582,887       0.5
                    Equipment

                    Computer Software       +Informix Corp.                                 13,273        63,047       0.1
                                            +Parametric Technology Company                   7,000       331,625       0.3
                                            +SunGard Data Systems, Inc.                     16,200       502,200       0.5

                    Computer Systems        +3Com Corporation                                6,000       209,625       0.2
                                             COMPAQ Computer Corp.                          15,750       888,891       0.8
                                            +Cerplex Group, Inc.                            50,000        22,500       0.0
                                             Hewlett-Packard Company                        16,000     1,000,000       0.9
                                             International Business Machines Corporation    13,000     1,359,312       1.3
                                            +Stratus Computer, Inc.                         10,000       378,125       0.4

                    Electronics --          +GenRad, Inc.                                   25,000       754,687       0.7
                    Instruments

                    Electronics --           Intel Corporation                               8,000       562,000       0.5
                    Semiconductors           Motorola, Inc.                                 31,500     1,797,469       1.7
                                            +Solectron Corp.                                19,500       810,469       0.8

                    Telecommunications       AT&T Corp.                                      8,200       502,250       0.5
                                             Lucent Technologies, Inc.                       2,657       212,228       0.2
                                            +NCR Corporation                                   512        14,240       0.0

                                                                                                                     Percent
Common Stock                                                                             Shares Held/     Value        of
Sectors             Industries                            Investments                    Face Amount    (Note 1a)   Net Assets

Telecommunications  Utilities --            +Commonwealth Telephone Enterprises, Inc.
                    Telecommunications       (Class B)                                      23,333       583,325       0.5
                                            +RCN Corporation                                35,000     1,198,750       1.1

Transportation      Truckers                 Caliber Systems, Inc.                           8,600       418,712       0.4
                                            +TransFinancial Holdings, Inc.                  34,221       305,850       0.3

Utilities           Electric Utilities       Citizens Utilities Company (Class B)           26,637       256,385       0.2

                    Telephone                ALLTEL Corporation                             35,000     1,437,187       1.3
                                             Telephone & Data Systems, Inc.                 11,300       526,156       0.5

Preferred Stock     Banks -- Foreign         Banesto Holdings Corp. (10.50%, Series A)
                                             (ADR)* (a)                                    476,786    15,674,340      14.7
                                             Indosuez Holdings, S.C.A. (10.375%,
                                             Series A) (ADR)* (a)                          379,000    10,517,250       9.9

Short-Term          Commercial Paper**       General Motors Acceptance Corp., 6.75%
Investments                                  due 1/02/1998                                $409,000       408,847       0.4

                                             Investments, at Value                                   132,778,377     124.9
                                             Interest Rate Swaps                                        (674,160)     (0.6)
                                             Liabilities in Excess of Other Assets                   (25,808,529)    (24.3)
                                                                                                    ------------   -------
                                             Net Assets                                             $106,295,688    100.00%
                                                                                                    ============   =======

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities
    Act of 1933.
  + Non-income producing security.
  * American Depositary Receipts (ADR).
 ** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.





STATEMENT OF ASSETS AND LIABILITIES

              As of December 31, 1997

Assets:       Investments, at value (cost -- $103,184,769) (Note 1a)                               $132,778,377
              Dividends receivable                                                                      656,044
              Deferred organization expenses (Note 1e)                                                  215,672
              Prepaid expenses and other assets                                                          23,241
                                                                                                  -------------
              Total assets                                                                          133,673,334
                                                                                                  -------------

Liabilities:  Loans (Note 5)                                                                         26,000,000
              Interest rate swaps, at value (Notes 1b & 3)                                              674,160
              Payables:
              Interest on loans (Note 5)                                                $380,419
              Investment adviser (Note 2)                                                157,426
              Interest rate swap contracts (Notes 1b & 3)                                 64,796
              Administrator (Note 2)                                                      52,482        655,123
                                                                                   -------------
              Accrued expenses and other liabilities                                                     48,363
                                                                                                  -------------
              Total liabilities                                                                      27,377,646
                                                                                                  -------------

Net Assets:   Net assets                                                                           $106,295,688
                                                                                                  =============

Net Assets    Capital stock                                                                         $76,710,423
Consist of:   Undistributed investment income -- net                                                    799,216
              Accumulated realized capital losses on investments -- net                                (133,399)
              Unrealized appreciation on investments -- net                                          28,919,448
                                                                                                  -------------
              Net assets -- Equivalent to $692.47 per share based on 153,503
              shares of beneficial interest outstanding                                            $106,295,688
                                                                                                  =============
              See Notes to Financial Statements.





STATEMENT OF OPERATIONS

                       For the Year Ended December 31, 1997

Investment             Dividends                                                                       $3,321,017
Income (Note 1d):      Discount earned                                                                     66,542
                                                                                                     ------------
                       Total income                                                                     3,387,559
                                                                                                     ------------

Expenses:              Loan interest expense (Note 5)                                   $1,748,784
                       Investment advisory fees (Note 2)                                   553,861
                       Interest rate swap expense (Notes 1b & 3)                           274,834
                       Administrative fees (Note 2)                                        184,626
                       Amortization of organization expenses (Note 1e)                      61,166
                       Professional fees                                                    55,770
                       Trustees' fees and expenses                                           9,660
                       Borrowing costs (Note 5)                                              8,044
                                                                                      ------------
                       Total expenses                                                                   2,896,745
                                                                                                     ------------
                       Investment income -- net                                                           490,814
                                                                                                     ------------

Realized & Unrealized  Realized loss on investments -- net                                               (133,399)
Gain (Loss) on         Change in unrealized appreciation on investments -- net                         26,763,175
Investments -- Net                                                                                   ------------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                           $27,120,590
                                                                                                     ============

                       See Notes to Financial Statements.





STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                   For the
                                                                                                      For the      Period
                                                                                                       Year       July 11,
                                                                                                      Ended       1996+ to
                                                                                                   December 31,  December 31,
                                                                                                       1997          1996
Increase (Decrease) in Net Assets:

Operations:             Investment income -- net                                                     $490,814       $308,402
                        Realized loss on investments -- net                                          (133,399)            --
                        Change in unrealized appreciation on investments -- net                    26,763,175      2,156,273
                                                                                                -------------  -------------
                        Net increase in net assets resulting from operations                       27,120,590      2,464,675
                                                                                                -------------  -------------

Beneficial Interest     Investments contributed                                                            --     78,510,168
Transactions (Note 4):  Cash contributions                                                                 --        544,000
                        Selling commissions and offering expenses resulting from issuance of
                        capital stock                                                                      --     (2,203,745)
                        In-kind redemption of beneficial interest                                    (140,000)            --
                                                                                                -------------  -------------
                        Net increase (decrease) in net assets derived from beneficial interest
                        transactions                                                                 (140,000)    76,850,423
                                                                                                -------------  -------------

Net Assets:             Total increase in net assets                                               26,980,590     79,315,098
                        Beginning of period                                                        79,315,098             --
                                                                                                -------------  -------------
                        End of period*                                                           $106,295,688     79,315,098
                                                                                                -------------  -------------
                      * Undistributed investment income -- net                                       $799,216       $308,402
                                                                                                =============  =============
                      + Commencement of operations.

                        See Notes to Financial Statements.





STATEMENT OF CASH FLOWS

                        For the Year Ended December 31, 1997

Cash Provided by        Net increase in net assets resulting from operations                             $27,120,590
Operating Activities:   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                        Increase in receivables                                                               (8,859)
                        Decrease in other assets                                                              37,925
                        Decrease in payables                                                                 (50,702)
                        Realized and unrealized gain on investments -- net                               (26,629,776)
                        Amortization of discount                                                             (66,542)
                                                                                                       -------------
                        Net cash provided by operating activities                                            402,636
                                                                                                       -------------

Cash Provided by        Purchases of short-term investments                                             (301,453,981)
Investing Activities:   Proceeds from sales and maturities of short-term investments                     303,050,000
                                                                                                       -------------
                        Net cash provided by investing activities                                          1,596,019
                                                                                                       -------------

Cash Used for           Cash payments on borrowings                                                       (2,000,000)
Financing Activities:                                                                                  -------------
                        Net cash used for financing activities                                            (2,000,000)
                                                                                                       -------------

Cash:                   Net decrease in cash                                                                  (1,345)
                        Cash at beginning of year                                                              1,345
                                                                                                       -------------
                        Cash at end of year                                                                      $--
                                                                                                       =============

Cash Flow Information:  Cash paid for interest                                                            $2,084,182
                                                                                                       =============

Non-Cash Financing      In-kind redemption of beneficial interest                                           $140,000
Activities:                                                                                            =============

                        See Notes to Financial Statements.





FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                                                                                                   For the        Period
                                                                                                    Year          July 11,
The following per share data and ratios have been derived                                           Ended        1996+ to
from information provided in the financial statements.                                            December 31,  December 31,
                                                                                                     1997          1996

Increase (Decrease) in Net Asset Value:

Per Share Operating  Net asset value, beginning of period                                           $516.04      $503.02
Performance:         Capital charge resulting from issuance of shares                                    --        (3.02)
                                                                                                   --------     --------
                     Net asset value, beginning of period, net of capital charges                    516.04       500.00
                                                                                                   --------     --------
                     Investment income -- net                                                          3.18         2.01
                     Realized and unrealized gain on investments -- net (including discount
                     for restricted securities)                                                      173.25        14.03
                                                                                                   --------     --------
                     Total from investments operations                                               176.43        16.04
                                                                                                   --------     --------
                     Net asset value, end of period                                                 $692.47      $516.04
                                                                                                   ========     ========

Total Investment     Based on net asset value per share                                               34.19%        2.59%++
Return:                                                                                            ========     ========
                     Based on net asset value, net of capital charge                                  34.19%        3.21%++
                                                                                                   ========     ========

Ratios to Average    Expense, excluding interest expense                                                .94%        1.05%*
Net Assets:                                                                                        ========     ========
                     Expenses                                                                          3.13%        3.78%*
                                                                                                   ========     ========
                     Investment income -- net                                                           .53%         .87%*
                                                                                                   ========     ========

Supplemental Data:   Net assets, end of period (in thousands)                                      $106,296      $79,315
                                                                                                   ========     ========
                     Portfolio turnover                                                                0.00%        0.00%
                                                                                                   ========     ========

Leverage:            Amount of borrowings outstanding, end of period (in thousands)                 $26,000      $28,000
                                                                                                   ========     ========
                     Average amount of borrowings outstanding during the period (in thousands)      $27,047      $28,000
                                                                                                   ========     ========
                     Average amount of borrowings per share during the period                       $175.89      $182.17
                                                                                                   ========     ========

                   * Annualized.
                   + Commencement of operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.




                               Somerset Exchange Fund, December 31, 1997
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company which makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Effective July 11, 1997, the discount to fair market value of restricted securities was removed pursuant to an amendment to Securities and Exchange Commission regulations. The amendment, which became effective April 29, 1997, effectively changed the holding period of restricted securities from two years to one year.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by MLAM or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments -- The Fund engages in vari-ous portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Interest rate swaps -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes -- The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.

(d) Security transactions and investment income -- Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Distributions -- Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. (MLAM). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of 0.60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of 0.20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust provides information and advice relating to securities valuation and portfolio activities. For such services, MLAM pays US Trust a quarterly fee of 0.05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLAM pays to US Trust a quarterly fee of 0.15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, or US Trust.

3. Investments:
Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                          Realized      Unrealized
                                           Losses     Gains (Losses)

Long-term investments                    $(133,399)     $29,593,608
Interest rate swaps                             --         (674,160)
                                      ------------     ------------
Total                                    $(133,399)     $28,919,448
                                      ============     ============

The Fund has entered into the following interest rate swaps as of December 31, 1997:

                 Interest Received     Interest Paid

Notional         Current               Current            Expiration
Amount            Rate       Type       Rate     Type        Date

$24,000,000     5.75781%   Variable*    6.89%    Fixed    7/15/2001

* 3-month LIBOR at reset date.

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $100,419,152, all of which related to appreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $32,361,785.

4. Beneficial Interest Transactions:
For the year ended December 31, 1997, shares issued and outstanding decreased by 198 as a result of an in-kind redemption and for the year ended December 31, 1996 increased by 153,701 from the issuance of shares.

5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the year ended December 31, 1997, the maximum amount borrowed was $28,000,000, the average amount borrowed was approximately $27,047,000, and the daily weighted average interest rate was 6.47%. For the year ended December 31, 1997, facility and commitment fees aggregated approximately $8,000.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Somerset Exchange Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Somerset Exchange Fund as of December 31, 1997, the related statements of operations and cash flows for the year then ended, and changes in net assets and the financial highlights for the year then ended and the period July 11, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Somerset Exchange Fund as of December 31, 1997, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 1998


THE BENEFITS AND RISKS OF LEVERAGING

Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements which could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.



OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann

Officers
Terry K. Glenn, President
Norman R. Harvey, Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Robert E. Putney, III, Secretary
Gerald M. Richard, Treasurer

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP



Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.

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